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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 30, 2005


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                           13-3570672
-------------------------------                       --------------------------
(State or Other Jurisdiction of                            (I.R.S. Employer
 Incorporation or Organization)                         Identification Number)



                               445 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673

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   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 30, 2005, Sentigen Holding Corp. reported its financial results for the year ended December 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

        This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

                   99.1  Press Release dated March 30, 2005

               (All other items on this report are inapplicable.)


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: March 30, 2005

        SENTIGEN HOLDING CORP.

        /s/ Fredrick B. Rolff
        ------------------------------------
        Chief Financial Officer
        (Principal Accounting and Financial Officer)




                                  EXHIBIT INDEX

        99.1 Sentigen Holding Corp. press release, dated March 30, 2005.